Fees Summary	Sep. 26, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	266,316.01
Total Transaction Valuation	1,739,490,597.94
Total Offset Amount	0.00
Net Fee	$ 266,316.01